UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 1, 2012

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 856-2500

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[ ]      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement  communications  pursuant to Rule  13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 1.01         Entry Into a Material Definitive Agreement

Item 2.02         Results of Operations and Financial Condition

Item 9.01         Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1          Press release entitled “Altair Nanotechnologies Reports Third Quarter 2012 Financial Results.”

2

Item 1.01        Entry Into a Material Definitive Agreement.

On November 1, 2012, Altair Nanotechnologies Inc. (the "Company") entered into a Commercial/Investment Property Purchase Agreement with Wayne Rankin, Lee Rankin and Randy Rankin related to the sale of the Company’s Reno, Nevada Facility for a purchase price of $2,200,000.  Under the Agreement, Altair has agreed to lease the facility for 10 months following closing at a rate of $21,000 per month.  Closing is conditioned upon the buyers’ approval of a Phase 2 Environmental Survey and soil report and, assuming satisfaction of such conditions, is expected to occur within 30 days.

On November 5, 2012, the Audit Committee of the Company approved the engagement of Jun (Eddie) Liu, a director of the Company, as the Vice President of Sales for Northern Altair Nanotechnologies Co., Ltd., an indirect subsidiary of the Company.  The Audit Committee also approved an annual salary for Mr. Liu in Chinese Yuan that converts into approximately $48,000 per year.

Item 2.02        Results of Operations and Financial Condition.

On November 8, 2012, the Company issued a press release entitled “Altair Nanotechnologies Reports Third Quarter 2012 Financial Results.” The full text of the press release is provided here to as Exhibit 99.1 and is hereby incorporated by reference into this item 2.02.

The Company will hold a conference call to discuss its third quarter 2012 results on Thursday, November 8, 2012 at 11:00 a.m. Eastern Daylight Time (EDT).  Shareholders and members of the investment community are invited to participate in the conference call. The dial-in number for both U.S. and international callers is +1 678-224-7719. Please dial in to the conference five minutes before the call is scheduled to begin. Ask the operator for the Altair Nanotechnologies call.

Post call, a phone-based audio replay of the conference call will be available from 2:00 p.m. EDT, Thursday, November 8, 2012 until Midnight EDT, November 15, 2012. It can be accessed by dialing +1 404-537-3406 and entering conference number 64897021.

Additionally, the conference call and replay will be available online, and can be accessed by visiting Altairnano's web site, www.altairnano.com.

The information in this Item 2.02 of this Current Report on Form 8K (including the exhibits) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press Release issued by Altair Nanotechnologies Inc. dated November 8, 2012 entitled “Altair Nanotechnologies Reports Third Quarter 2012 Financial Results”

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: November 8, 2012	By	/s/ Stephen B. Huang
Stephen B. Huang, Chief Financial Officer

4